Redeemable noncontrolling interests	12 Months Ended
Dec. 31, 2018
Noncontrolling Interest [Abstract]
Redeemable noncontrolling interests
Redeemable noncontrolling interests
Noncontrolling interest existed in myhotelshop until its deconsolidation in December 2017 as it was majority owned by us. We carried it at fair value as the noncontrolling interests contained certain rights, whereby we may have acquired and the minority shareholders may have sold to us the additional shares of the company. A reconciliation of redeemable noncontrolling interest for the year December 31, 2017 is as follows:

(in thousands)	Year ended December 31, 2017
Balance, beginning of the period	€351
Net loss attributable to noncontrolling interests	(110)
Fair value adjustments through members’ equity	149
Currency translation adjustments and other	0
Change in ownership of noncontrolling interest	0
Deconsolidation of entity	(390)
Balance, end of period	€—

During the year ended December 31, 2017, the fair value of the redeemable noncontrolling interest was adjusted by €0.1 million for the net loss attributable to the noncontrolling interest in myhotelshop. A total fair value adjustment of €0.1 million was recorded to reflect the fair value of the noncontrolling interests as of the deconsolidation date of myhotelshop. On December 15, 2017, after losing control of myhotelshop, we deconsolidated the entity including the redeemable noncontrolling interests with a fair value of €0.4 million.
There is no redeemable noncontrolling interest as of December 31, 2017 and December 31, 2018.